SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (Date of earliest event reported): September 30, 2004

                                      Wyeth
             (Exact name of registrant as specified in its charter)



      Delaware                        1-1225                    13-2526821
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)



        Registrant's telephone number, including area code:  973-660-5000

Item 5.02 Election of Directors.

     (d) On September 30, 2004, the Company announced the election of Frances D. Fergusson, Ph.D. to the Company's Board of Directors, effective January 1, 2005, in a press release which is attached hereto as Exhibit 99 and is incorporated into this Item 5.02 by reference. Dr. Fergusson is not expected to be appointed to serve on any Committees of the Board until at least April 2005, the time of the Company's next annual meeting.

Item 9.01 Financial Statements and Exhibits.

        (c) Exhibits.

          (99) Press Release announcing the election of Frances D. Fergusson to the Company's Board of Directors.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         WYETH

                                         By: /s/ Eileen M. Lach
                                                 Eileen M. Lach
                                               Vice President and Corporate
                                               Secretary
                                               (Duly Authorized Signatory)


Dated:  September 30, 2004

                                    EXHIBITS


          (99) Press Release announcing the election of Frances D. Fergusson to the Company's Board of Directors.